Exhibit 4.2
THIRD SUPPLEMENTAL INDENTURE
$500,000,000 5.250% Notes due 2010
$400,000,000 5.625% Notes due 2015
THIS THIRD SUPPLEMENTAL INDENTURE, dated as of November 2, 2005 (this “Supplemental Indenture”), by and between PROLOGIS (formerly ProLogis Trust and prior thereto Security Capital Industry Trust), a real estate investment trust organized under the laws of the State of Maryland having its principal office at 14100 E. 35th Place, Aurora, Colorado 80011 (the “Company”), and U.S. BANK NATIONAL ASSOCIATION (as successor in interest to State Street Bank and Trust Company), having a corporate trust office at Corporate Trust Services, 60 Livingston Avenue, St. Paul, MN 55107, as successor Trustee (in such capacity, the “Trustee”) under the Base Indenture (defined below).
RECITALS OF THE COMPANY:
     The Company and the Trustee have heretofore entered into an Indenture dated as of March 1, 1995, as amended by a First Supplemental Indenture dated as of February 9, 2005 and a Second Supplemental Indenture dated as of the date hereof (as so supplemented hereinafter called the “Base Indenture”), between the Company and the Trustee, providing for the issuance by the Company from time to time of its senior debt securities evidencing its unsubordinated indebtedness (the “Securities”).
     Section 301 of the Base Indenture provides for various matters with respect to any series of Securities issued under the Base Indenture to be established in an indenture supplemental to the Base Indenture.
     Section 901(7) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form of or terms of Securities of any series as provided by Sections 201 and 301 of the Base Indenture without the consent of the Holders of any Securities.
     The Board of Trustees of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture.
     All things necessary to make the Base Indenture, as hereby modified, a valid agreement of the Company, in accordance with its terms, have been done.
     NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and of the covenants contained herein and in the Base Indenture, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of all Holders of the Securities issued on or after the date of this Supplemental Indenture, as follows:

ARTICLE I
     RELATION TO BASE INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION
     Section 1.1. Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Base Indenture.
     Section 1.2. Definitions. For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:
     “2010 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.
     “2015 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.
     “Additional Interest” means all additional interest then arising pursuant to the Registration Agreement.
     “Agent Member” means any member of, or any participant in, DTC.
     “Applicable Procedures” means, with respect to any transfer or transaction involving a Regulation S Global Note or beneficial interest therein, the rules and procedures of DTC for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.
     “Broker-Dealer” has the meaning set forth in the Registration Agreement.
     “Certificated Note” shall mean any definitive Note in registered form without coupons that is not a Global Note.
     “Exchange Notes” means the Notes of the Company issued in exchange for Initial Notes pursuant to the Base Indenture and this Supplemental Indenture in connection with the Registered Exchange Offer.
     “Global Note” means any Security that is issued in a global form as provided in accordance with Section 203 of the Base Indenture.
     “Global Note Legend” means the legend identified as such in Section 2.4 of this Supplemental Indenture.
     “Initial Purchasers” mean Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., and the other initial purchasers listed on Schedule A to the Purchase Agreement.
     “Initial Notes” means the Notes other than SEC-Registered Notes.

     “Notes” means (i) the 2010 Notes and (ii) the 2015 Notes, individually and/or collectively, as the context requires.
     “Participant” means members of, or participants in, DTC.
     “Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 of the Base Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.
     “Purchase Agreement” means the Purchase Agreement dated October 26, 2005, among the Company and the Initial Purchasers.
     “Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A.
     “Registered Exchange Offer” means the offer by the Company, pursuant to the Registration Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for their Initial Notes, a like aggregate principal amount of Exchange Notes of the same series registered under the Securities Act.
     “Registration Agreement” means the Registration Rights Agreement dated as of November 2, 2005, among the Company and the Initial Purchasers.
     “Regulation S” means Regulation S under the Securities Act.
     “Regulation S Global Note” shall have the meaning set forth in Section 2.3(b) of this Supplemental Indenture.
     “Regulation S Notes” means all Notes offered and sold outside the United States in reliance on Regulation S.
     “Restricted Global Note” shall have the meaning set forth in Section 2.3(c) of this Supplemental Indenture.
     “Restricted Note” shall have the meaning set forth in Section 2.4 of this Supplemental Indenture.
     “Restricted Note Legend” means the legend identified as such set forth in Section 2.4 of this Supplemental Indenture.
     “Restricted Period” with respect to any Notes means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Notes.
     “Rule 144” means Rule 144 under the Securities Act.

     “Rule 144A” means Rule 144A under the Securities Act.
     “SEC-Registered Notes” means any Exchange Notes, Notes issued pursuant to a Shelf Registration Statement or any other Notes that have been registered pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.
     “Shelf Registration Statement” means a registration statement, if any, filed by the Company in connection with the offer and sale of the Initial Notes pursuant to Section 4 of the Registration Agreement.
     “Successor Note” of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 of the Base Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.
     Section 1.3. Rules of Construction. For all purposes of this Supplemental Indenture:
     (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Base Indenture;
     (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;
     (c) The terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and
     (d) In the event of a conflict with the definition of terms in the Base Indenture, the definitions in this Supplemental Indenture shall control.
ARTICLE II
THE SECURITIES
     Section 2.1. Title of the Notes. There shall be (i) a series of Securities designated the “5.250 % Notes due 2010” (the “2010 Notes”) and (ii) a series of Securities designated the “5.625% Notes due 2015” (the “2015 Notes”).
     Section 2.2. Aggregate Principal Amount; Terms of Notes. (i) The 2010 Notes will be initially issued in an aggregate principal amount of $500,000,000 and (ii) the 2015 notes will be initially issued in an aggregate principal amount of $400,000,000. Pursuant to Section 301 of the Base Indenture, the other terms of the 2010 Notes and the 2015 Notes shall be set forth in a resolution of the Board of Trustees of the Company and the Officer’s Certificate authorized thereunder, which is attached hereto as Schedule I and incorporated herein.
     Section 2.3. Form and Dating.
            (a) General. The 2010 Notes shall be substantially in the form of Exhibit A-1 hereto.

The 2015 Notes shall be substantially in the form of Exhibit A-2 hereto. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.
     The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.
     The Notes issued on the date hereof will be (i) offered and sold by the Company pursuant to the Purchase Agreement and (ii) resold initially only to (A) Persons reasonably believed by an Initial Purchaser to be Qualified Institutional Buyers in reliance on Rule 144A and (B) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. Such Notes may thereafter be transferred only in accordance with this Supplemental Indenture or the Base Indenture.
     (b) Regulation S Global Notes. Notes of a series offered and sold in reliance on Regulation S shall be issued in the form of one or more Global Notes (each a “Regulation S Global Note”), substantially in the form set forth in Exhibit A-1 or A-2 hereto, as applicable, in fully registered form without coupons, with such applicable legends as are provided for in Section 201 of the Base Indenture and Section 2.4 of this Supplemental Indenture, except as otherwise permitted herein. Such Global Notes shall be registered in the name of DTC or its nominee, and deposited with the Trustee, at its New York offices, as Custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at DTC of the depositories for Euroclear and for Clearstream, for credit to the respective accounts of holders of beneficial interests in such Notes or to such other accounts as they may direct.
     (c) Restricted Global Notes. Notes of a series offered and sold in reliance on Rule 144A shall be issued in the form of one or more Global Notes (each, a “Restricted Global Note”), in fully registered form without coupons, substantially in the form set forth in Exhibit A-1 or A-2, as applicable, with such applicable legends as are provided for in Section 201 of the Base Indenture and Section 2.4 of this Supplemental Indenture, except as otherwise permitted herein. Such Global Notes shall be registered in the name of DTC or its nominee and deposited with the Trustee, as Custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of holders of beneficial interests in such Notes or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Note of a series may be increased or decreased from time to time by adjustments made on the records of the Trustee, as Custodian, in connection with a corresponding decrease or increase in the aggregate principal amount of the Notes as herein provided.
     Section 2.4. Legends for Notes. Every Note that is a Restricted Global Note or a Regulation S Global Note or a Certificated Note sold pursuant to Rule 144A or Regulation S authenticated and delivered hereunder shall bear one or more of the appropriate legends in substantially the following forms, as appropriate (each such Note, a “Restricted Note”):
RESTRICTED NOTE LEGEND
[If the Note is a Restricted Note, then insert:
THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED

STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.]
GLOBAL NOTE LEGEND
[If the Note is a Global Note, then insert:
THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]
DTC LEGEND
[If the Note is a Global Note and DTC is to be depository therefor, then insert:
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF

DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
     Section 2.5. Certain Transfers and Exchanges. Notwithstanding any other provision of the Base Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.5 shall be made only in accordance with this Section 2.5.
     (a) Limitation on Transfers of a Global Note. A Global Note of a series may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, and no such transfer to any such other Person may be registered. No transfer of a Note of a series to any Person shall be effective under the Indenture or the Notes unless and until such Note has been registered in the name of such Person. Nothing in this Section 2.5(a) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.5.
     (b) Restricted Global Note to Regulation S Global Note. If the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.5(b). Upon receipt by the Trustee, as Security Registrar, of (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in a Regulation S Global Note in a principal amount equal to that of the beneficial interest in a Restricted Global Note to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Annex A hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct DTC to reduce the principal amount of the applicable Restricted Global Note, and to increase the principal amount of a Regulation S Global Note, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in a Regulation S Global Note having a principal amount equal to the amount by which the principal amount of the Restricted Global Note was reduced upon such transfer.
     (c) Regulation S Global Note to Restricted Global Note. If the holder of a beneficial interest in a Regulation S Global Note wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.5(c). Upon receipt by the Trustee, as Security Registrar, of (i) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in a Restricted Global Note in a principal amount equal to that of the beneficial interest in a Regulation S Global Note to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (iii)

a certificate in substantially the form set forth in Annex B hereto given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct DTC to reduce the principal amount of the applicable Regulation S Global Note and to increase the principal amount of a Restricted Global Note, by the principal amount of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in a Restricted Global Note having a principal amount equal to the amount by which the principal amount of the Regulation S Global Note was reduced upon such transfer.
     (d) Non-Global Restricted Note to Global Note. If the Holder of a Certificated Notes that is a Restricted Note wishes at any time to transfer all or a portion of such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, or a Regulation S Global Note, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.5(d). Upon receipt by (i) DTC of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing DTC to credit or cause to be credited to a specified Agent Member’s account a beneficial interest in a Restricted Global Note or a Regulation S Global Note, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Note (or portion thereof) to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with such beneficial interest, and (C) (1) an appropriately completed certificate of the transferor substantially in the form set forth in Annex C-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Note, or (2) an appropriately completed certificate of the transferor substantially in the form set forth in Annex C-2 hereto, if the specified account is to be credited with a beneficial interest in a Regulation S Global Note, given by the holder of such beneficial interest, and (ii) the Trustee of (A) the Restricted Note to be so transferred, (B) notification from DTC of the transaction described in clause (i) above, and (C) the certificate(s) described in clause (i)(C) above, the Trustee, as Security Registrar, shall cancel such Restricted Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 305 of the Base Indenture and shall instruct DTC to increase the principal amount of the applicable Global Note by the principal amount of the Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Global Note in such principal amount. The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Note unless the Trustee and the Company are satisfied that such transfer or exchange is being effected in compliance with the restrictions on transfer as set forth in the Indenture and in such Note.
     (e) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note or Regulation S Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note or Regulation S Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Global Note that does not bear the Restricted Notes Legend may be transferred to Persons who take delivery thereof in the form of a beneficial interest in a Global Note that does not bear the Restricted Notes Legend. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.5(e).

     (f) Exchange Offer. Upon the occurrence of the Registered Exchange Offer in accordance with the Registration Agreement, the Company will execute and issue and, upon receipt of a Company Order in accordance with Section 303 of the Base Indenture, the Trustee will authenticate: (1) one or more Global Notes without the Restricted Note Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes and Regulation S Global Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable letters of transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Company; and (2) Notes other than Global Notes not bearing the Restricted Notes Legend in an aggregate principal amount equal to the principal amount of the Notes other than Global Notes accepted for exchange in the Exchange Offer by Persons that certify in the applicable letters of transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes and (C) they are not affiliates (as defined in Rule 144) of the Company. Concurrently with the issuance of such Notes, the Trustee will cause the aggregate principal amount of the applicable Global Notes to be reduced accordingly.
     (g) Other Transfers. (i) In the event that a Global Note or any portion thereof is exchanged for Certificated Notes, such other Notes may in turn be exchanged (on transfer or otherwise) for Certificated Notes or for beneficial interests in a Global Note (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Sections 2.5(a)-(f) above (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Note comply with Rule 144A, Rule 144 (if available) or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee. In addition to the foregoing, the Trustee, as Security Registrar, shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 2.5, such registration to be done in accordance with the otherwise applicable provisions of Section 305 of the Base Indenture and this Section 2.5, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion and counsel are satisfactory to the Company and the Trustee) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Company may require such transfer to be effected by the issuance of Certificated Notes.
     (h) Securities Act Legends. Restricted Notes and their Successor Notes shall bear the legends required by Section 201 of the Base Indenture and Section 2.4 of this Supplemental Indenture, subject to the following: (i) subject to the following clauses of this Section 2.5(h), a Note of a series or any portion thereof which is issued in exchange for a beneficial interest in a Global Note of that series shall bear the Restricted Note Legends borne by such Global Note while represented thereby; (ii) subject to the following clauses of this Section 2.5(h), a new Note of a series which is a Certificated Note and is issued in exchange for another Note of that series or any portion thereof or a beneficial interest in a Global Note of that series, upon transfer or otherwise, shall bear the Restricted Note Legend borne by such other Note; (iii) SEC-Registered Notes and Regulation S Notes after the Restricted Period shall not bear a Restricted Note Legend; (iv) at any time after the Notes of a series may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note of that series which does not bear a Restricted Note Legend may be issued in exchange for or in lieu of a Note of that series (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received a certificate in form and substance satisfactory to the Trustee and the Company and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Note in exchange for or in lieu of such other Note as provided in Article Three of the Base Indenture and this Section 2.5; (v) a new Note of a series which does not bear a Restricted Note Legend may be issued in exchange for or in lieu of a Note of that series (other than a Global Note) or any portion thereof which bears such a legend if, in the Company’s judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in Article Three of the Base Indenture and this Section 2.5; and (vi) notwithstanding the foregoing provisions of this Section 2.5(h), a Successor Note of a Note of a series that does not bear a particular form of Restricted Note Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Note is a “restricted security” within the meaning of Rule 144 under the Securities Act, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note of that series bearing a Restricted Note Legend in exchange for such Successor Note as provided in Article Three of the Base Indenture and this Section 2.5.
     Section 2.6. U.S. Currency. All payments of the principal of (and premium, if any) and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
ARTICLE III
MISCELLANEOUS PROVISIONS
     Section 3.1. This Supplemental Indenture shall be effective as of the opening of business on the date first above written upon the execution and delivery hereof by each of the parties hereto.
     Section 3.2. Except as expressly modified or amended hereby, the Base Indenture continues in full force and effect and is in all respects confirmed, ratified and preserved.
     Section 3.3. Except as expressly amended hereby, the Base Indenture shall continue in full force and effect in accordance with the provisions thereof and the Base Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Base Indenture in the manner and to the extent herein and therein provided.
     Section 3.4. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.
     Section 3.5. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     Section 3.6. The Trustee shall have not any responsibility for the Recitals of the Company hereto, which Recitals are made by the Company alone, or for the validity or sufficiency of this Supplement Indenture.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

PROLOGIS

By:	M. Gordon Keiser, Jr.
M. Gordon Keiser, Jr.
Senior Vice President
[SEAL]
Attest:

By:	/s/ Edward S. Nekritz
Edward S. Nekritz
Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee as aforesaid

By:	/s/ Ward A. Spooner

Ward A. Spooner
Vice President

Attest:

By:	/s/

Schedule I
Chief Executive Officer’s Certificate
     The undersigned, on behalf of ProLogis (the “Company”), acting pursuant to resolutions adopted by the Pricing Committee of the Board of Trustees (the “Board”) of the Company on October 26, 2005, hereby establishes two series of Debt Securities by means of this Chief Executive Officer’s Certificate. Capitalized terms used but not defined in this Chief Executive Officer’s Certificate shall have the meanings ascribed to them in the Indenture, dated as of March 1, 1995 (as supplemented by the First Supplemental Indenture thereto, the Second Supplemental Indenture thereto and the Third Supplemental Indenture thereto, the “Indenture”), between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”).
5.250% Notes due 2010
     1. The series shall be entitled the “5.250% due 2010” (the “2010 Notes”).
     2. The 2010 Notes initially shall be limited to an aggregate principal amount of $500,000,000 (except in each case for 2010 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2010 Notes of or within the Series pursuant to Section 304, 305, 306, 906, 1107 or 1305 of the Indenture); provided, the Company may increase such aggregate principal amount upon the action of the Board to do so from time to time.
     3. The 2010 Notes shall bear interest at the rate of 5.250% per annum. The interest on this Series shall accrue from November 2, 2005 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. Interest on the 2010 Notes will be payable semi-annually on May 15 and November 15 of each year (each an “Interest Payment Date”), commencing on May 15, 2006. Interest shall be paid to persons in whose names the 2010 Notes are registered on the May 1 and November 1 preceding the Interest Payment Date (each a “Regular Record Date”). Additional Interest, if any, will be paid on Interest Payment Dates to Holders on a Regular Record Date.
     4. Payment of the principal of and interest, if any, on the 2010 Notes (or Make-Whole Amount, if applicable) will be made, the 2010 Notes may be surrendered for registration of transfer or exchange and notices or demands to or upon the Company in respect of the 2010 Notes and the Indenture may be served, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York and the office of the Trustee, initially located at 180 E. Fifth Street, 4th Floor, St. Paul, Minnesota 55101, Attention: Corporate Trust Division.
     5. The 2010 Notes may be redeemed in whole at any time or in part from time to time, at the option of the Company, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price (the “Make-Whole Amount”) equal to the greater of
(1)	100% of the principal amount of the 2010 Notes to be redeemed; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the 2010 Notes to be redeemed (exclusive of interest accrued to the Redemption Date)

discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points.
     In each case the Company will pay accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.
     The following definitions apply with respect to the Make-Whole Amount:
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the 2010 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.
          “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers that we appoint to act as the Independent Investment Banker from time to time.
          “Reference Treasury Dealer” means each of Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and their successors, and one other firm that is a primary U.S. Government securities dealers (each a ”Primary Treasury Dealer”) which we specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, we will substitute another Primary Treasury Dealer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.
          “Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities”, for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the 2010 Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such

Redemption Date. The Treasury Rate shall be calculated on the third business day preceding the Redemption Date.
     6. The 2010 Notes shall not provide for any sinking fund or analogous provision. None of the 2010 Notes shall be redeemable at the option of the Holder.
     7. The 2010 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.
     8. The Security Registrar and Paying Agent for each Series shall be the Trustee.
     9. The principal amount of the 2010 Notes shall be payable upon declaration of acceleration pursuant to Section 502 of the Indenture.
     10. The 2010 Notes shall be denominated in and principal of or interest, including Additional Interest, if any, on the 2010 Notes (or Make-Whole Amount, if applicable) shall be payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     11. Except as provided in paragraph 5 of this Chief Executive Officer’s Certificate, and pursuant to the Registration Agreement the amount of payments of principal of or interest, or Additional Interest, if any, on the 2010 Notes (or Make-Whole Amount, if applicable) shall not be determined with reference to an index or formula.
     12. None of the principal of or interest on the 2010 Notes (or Make-Whole Amount, or Additional Interest, if applicable) will be payable at the election of the Company or a Holder thereof in a currency or currencies, currency unit or units or composite currency or currencies other than that in which the 2010 Notes are denominated or stated to be payable.
     13. Except as set forth in the Indenture or the Trust Indenture Act of 1939, the 2010 Notes shall not contain any provisions granting special rights to the Holders of 2010 Notes upon the occurrence of specified events.
     14. The 2010 Notes shall not contain any deletions from, modifications of or additions to the Events of Default or covenants of the Company contained in the Indenture.
     15. The 2010 Notes shall be issued in the form of permanent global Securities as set forth in Section 305 of the Indenture.
     16. The 2010 Notes will not be issued in the form of Bearer Securities or temporary global Securities.
     17. Sections 1402 and 1403 of the Indenture shall be applicable to the 2010 Notes.
     18. The 2010 Notes will not be issued upon the exercise of debt warrants.
     19. The 2010 Notes shall not provide for the payment of Additional Amounts.

     20. The other terms and conditions of the 2010 Notes shall be substantially as set forth in the Indenture and in the Offering Memorandum dated October 26, 2005 relating to the 2010 Notes.
5.625% Notes due 2015
     1. The series shall be entitled the “5.625% due 2015” (the “2015 Notes”).
     2. The 2015 Notes initially shall be limited to an aggregate principal amount of $400,000,000 (except in each case for 2015 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2015 Notes of or within the Series pursuant to Section 304, 305, 306, 906, 1107 or 1305 of the Indenture); provided, the Company may increase such aggregate principal amount upon the action of the Board to do so from time to time.
     3. The 2015 Notes shall bear interest at the rate of 5.250% per annum. The interest on this Series shall accrue from November 2, 2005 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. Interest on the 2015 Notes will be payable semi-annually on May 15 and November 15 of each year (each an “Interest Payment Date”), commencing on May 15, 2006. Interest shall be paid to persons in whose names the 2015 Notes are registered on the May 1 and November 1 preceding the Interest Payment Date (each a “Regular Record Date”). Additional Interest, if any, will be paid on Interest Payment Dates to Holders on a Regular Record Date.
     4. Payment of the principal of and interest, if any, on the 2015 Notes (or Make-Whole Amount, if applicable) will be made, the 2015 Notes may be surrendered for registration of transfer or exchange and notices or demands to or upon the Company in respect of the 2015 Notes and the Indenture may be served, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York and the office of the Trustee, initially located at 180 E. Fifth Street, 4th Floor, St. Paul, Minnesota 55101, Attention: Corporate Trust Division.
     5. The 2015 Notes may be redeemed in whole at any time or in part from time to time, at the option of the Company, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price (the “Make-Whole Amount”) equal to the greater of
(1)	100% of the principal amount of the 2015 Notes to be redeemed; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the 2015 Notes to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points.
     In each case the Company will pay accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.
     The following definitions apply with respect to the Make-Whole Amount:
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the 2015 Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.
          “Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers that we appoint to act as the Independent Investment Banker from time to time.
          “Reference Treasury Dealer” means each of Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and their successors, and one other firm that is a primary U.S. Government securities dealers (each a “Primary Treasury Dealer”) which we specify from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, we will substitute another Primary Treasury Dealer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.
          “Treasury Rate” means, with respect to any Redemption Date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities”, for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the 2015 Notes to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third business day preceding the Redemption Date.
     6. The 2015 Notes shall not provide for any sinking fund or analogous provision. None of the 2015 Notes shall be redeemable at the option of the Holder.
     7. The 2015 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.
     8. The Security Registrar and Paying Agent for each Series shall be the Trustee.

     9. The principal amount of the 2015 Notes shall be payable upon declaration of acceleration pursuant to Section 502 of the Indenture.
     10. The 2015 Notes shall be denominated in and principal of or interest, including Additional Interest, if any, on the 2015 Notes (or Make-Whole Amount, if applicable) shall be payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     11. Except as provided in paragraph 5 of this Chief Executive Officer’s Certificate, and pursuant to the Registration Agreement, the amount of payments of principal of or interest, or Additional Interest, if any, on the 2015 Notes (or Make-Whole Amount, if applicable) shall not be determined with reference to an index or formula.
     12. None of the principal of or interest on the 2015 Notes (or Make-Whole Amount, or Additional Interest, if applicable) will be payable at the election of the Company or a Holder thereof in a currency or currencies, currency unit or units or composite currency or currencies other than that in which the 2015 Notes are denominated or stated to be payable.
     13. Except as set forth in the Indenture or the Trust Indenture Act of 1939, the 2015 Notes shall not contain any provisions granting special rights to the Holders of 2015 Notes upon the occurrence of specified events.
     14. The 2015 Notes shall not contain any deletions from, modifications of or additions to the Events of Default or covenants of the Company contained in the Indenture.
     15. The 2015 Notes shall be issued in the form of permanent global Securities as set forth in Section 305 of the Indenture.
     16. The 2015 Notes will not be issued in the form of Bearer Securities or temporary global Securities.
     17. Sections 1402 and 1403 of the Indenture shall be applicable to the 2015 Notes.
     18. The 2015 Notes will not be issued upon the exercise of debt warrants.
     19. The 2015 Notes shall not provide for the payment of Additional Amounts.
     20. The other terms and conditions of the 2015 Notes shall be substantially as set forth in the Indenture and in the Offering Memorandum dated October 26, 2005 relating to the 2015 Notes.
     The undersigned approves in all respects the terms and conditions of the Purchase Agreement, dated October 26, 2005, entered into by and between Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several initial purchasers named in Schedule A thereto.

Dated: November 2, 2005

PROLOGIS

	By:	/s/ Jeffrey H. Schwartz
Jeffrey H. Schwartz
Chief Executive Officer

	By:	/s/ Edward S. Nekritz
Edward S. Nekritz
Secretary

EXHIBIT A-1
[Insert any legend as required by Section 2.4 of the Supplemental Indenture]

REGISTERED	PRINCIPAL AMOUNT
No.: [ ]	$[ ]

CUSIP No.: [ ]
PROLOGIS
5.250% NOTE DUE 2010
     PROLOGIS, a real estate investment trust organized and existing under the laws of the State of Maryland (hereinafter called the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of [            ] DOLLARS November 15, 2010 and to pay interest on the outstanding principal amount thereon at the rate of 5.250% per annum, until the entire principal hereof is paid or made available for payment, and Additional Interest, if any, payable pursuant to Section 5 of the Registration Agreement (as defined in the Indenture). Interest and Additional Interest, if any, shall accrue from November 2, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, and be payable semi-annually in arrears on May 15 and November 15 in each year, commencing on May 15, 2006. The interest, and Additional Interest, if any, so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be May 1 or November 1(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of, or Make-Whole Amount, if applicable, on, and interest and Additional Interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York and St. Paul, Minnesota, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Additional Interest, if any, may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) transfer to an account of the Person entitled thereto located inside the United States.

     Each Security of this series is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 1, 1995 (herein called the “Indenture”), between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the first page hereof, initially limited in aggregate principal amount to $500,000,000, subject to the Company’s right to increase the aggregate principal amount of such series from time to time.
     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price (the “Make-Whole Amount”) equal to the greater of
(1)	100% of the principal amount of the Securities to be redeemed; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 15 basis points.
     In each case the Company will pay accrued and unpaid interest on the principal amount being redeemed to the date of redemption.
     The following definitions apply with respect to the Make-Whole Amount:
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.
          “Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.
          “Reference Treasury Dealer” means each of Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and their successors, and one other firm that is a primary U.S. Government securities dealer (each a “Primary Treasury Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.

          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Treasury Rate” means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.
     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the Make-Whole Amount on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     As provided in and subject to the provisions of the Indenture, unless the principal of all of the Securities of this series at the time Outstanding shall already have become due and payable, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if applicable, on, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of, Make-Whole Amount, if applicable, on, and interest on this Security are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or trustee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.
[This space intentionally left blank.]

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the undersigned officer.

PROLOGIS

By:

Name: [ ]
Title: [ ]
Attest

By:
Name: [ ]
Title: [ ]
Dated: [ ], 20[ ]
TRUSTEE’S CERTIFICATE OF AUTHENTICATION:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
  as successor trustee

BY:
Authorized Officer

ASSIGNMENT FORM
FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto
PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address including
Zip Code of Assignee)
the within-mentioned Security of ProLogis and hereby does irrevocably constitute and appoint                                                                                                                         Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.
Dated
NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within-mentioned Security in every particular, without alteration or enlargement or any change whatever.

Exhibit A-2
[Insert any legend as required by Section 2.4 of the Supplemental Indenture]

REGISTERED	PRINCIPAL AMOUNT
No.: [ ]	$[ ]
CUSIP No.: [          ]
PROLOGIS
5.625% NOTE DUE 2015
     PROLOGIS, a real estate investment trust organized and existing under the laws of the State of Maryland (hereinafter called the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of [           ] DOLLARS on November 15, 2015 and to pay interest on the outstanding principal amount thereon at the rate of 5.625% per annum, until the entire principal hereof is paid or made available for payment, and Additional Interest, if any, payable pursuant to Section 5 of the Registration Agreement (as defined in the Indenture). Interest and Additional Interest, if any, shall accrue from November 2, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, and be payable semi-annually in arrears on May 15 and November 15 in each year, commencing on May 15, 2006. The interest, and Additional Interest, if any, so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest and Additional Interest, if any, not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of, or Make-Whole Amount, if applicable, on, and interest and Additional Interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York and St. Paul Minnesota, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Additional Interest, if any, may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) transfer to an account of the Person entitled thereto located inside the United States.
     Each Security of this series is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of

March 1, 1995 (herein called the “Indenture”), between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the first page hereof, initially limited in aggregate principal amount to $400,000,000, subject to the Company’s right to increase the aggregate principal amount of such series from time to time.
     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, at a redemption price (the “Make-Whole Amount”) equal to the greater of
(1)	100% of the principal amount of the Securities to be redeemed; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points.
     In each case the Company will pay accrued and unpaid interest on the principal amount being redeemed to the date of redemption.
     The following definitions apply with respect to the Make-Whole Amount:
          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life.
          “Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
          “Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.
          “Reference Treasury Dealer” means each of Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and their successors, and one other firm that is primary U.S. Government securities dealer (each a “Primary Treasury Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company will substitute another Primary Treasury Dealer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
          “Treasury Rate” means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third business day preceding the redemption date.
     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the Make-Whole Amount on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     As provided in and subject to the provisions of the Indenture, unless the principal of all of the Securities of this series at the time Outstanding shall already have become due and payable, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the

Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, Make-Whole Amount, if applicable, on, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of, Make-Whole Amount, if applicable, on, and interest on this Security are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or trustee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Securities of this series.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     THE INDENTURE AND THE SECURITIES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.
[This space intentionally left blank.]

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the undersigned officer.

PROLOGIS

By:

Name: [ ]
Title: [ ]
Attest

By:
Name: [ ]
Title: [ ]
Dated: [ ], 20[ ]
TRUSTEE’S CERTIFICATE OF AUTHENTICATION:
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
U.S. BANK NATIONAL ASSOCIATION,
   as successor trustee

BY:
Authorized Officer

ASSIGNMENT FORM
FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto
PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address including
Zip Code of Assignee)
the within-mentioned Security of ProLogis and hereby does irrevocably constitute and appoint
                                                                                                                        Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.
Dated
NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within-mentioned Security in every particular, without alteration or enlargement or any change whatever.

ANNEX A
FORM OF TRANSFER CERTIFICATE -
RESTRICTED GLOBAL NOTE TO
REGULATION S GLOBAL NOTE
REGULATION S GLOBAL NOTE CERTIFICATE
(FOR TRANSFERS PURSUANT TO SECTION 2.5(b) OF THE INDENTURE)
U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn: Specialized Finance
Re: [title of series] of ProLogis (the “Notes”)
Reference is hereby made to the Indenture, dated as of March 1, 1995, as amended by a First Supplemental Indenture dated as of February 9, 2005, a Second Supplemental Indenture dated as of November 2, 2005, and a Third Supplemental Indenture dated as of November 2, 2005 (as so supplemented, the “Indenture”), among ProLogis (formerly ProLogis Trust and prior thereto Security Capital Industry Trust (the “Company”), and U.S. Bank National Association (as successor in interest to the State Street Bank and Trust Company), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to U.S. $       aggregate principal amount of Notes which are evidenced by the Restricted Global Note (CUSIP No.       ) and held with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by the Regulation S Global Note (CUSIP No.       ).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the “Securities Act”) accordingly the Transferor does hereby further certify that:
(a) the offer of the Notes was not made to a person in the United States;
(b) either:
(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or
(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;
Annex A-1

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(a) of Regulation S under the Securities Act (“Regulation S”), as applicable; and
(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.
We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Initial Purchasers of the Notes under the Purchase Agreement, dated October 26, 2005, with the Company relating to the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S.

Dated:		[Insert Name of Transferor]
By:

Name:
Title:
Annex A-2

ANNEX B
FORM OF TRANSFER CERTIFICATE -
REGULATION S GLOBAL NOTE TO RESTRICTED
GLOBAL NOTE
RESTRICTED GLOBAL NOTE CERTIFICATE
(FOR TRANSFERS PURSUANT TO SECTION 2.5(c) OF THE INDENTURE)
U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn: Specialized Finance
Re: [title of series] of ProLogis (the “Notes”)
Reference is hereby made to the Indenture, dated as of March 1, 1995, as amended by a First Supplemental Indenture dated as of February 9, 2005, a Second Supplemental Indenture dated as of November 2, 2005, and a Third Supplemental Indenture dated as of November 2, 2005 (as so supplemented, the “Indenture”), among ProLogis (formerly ProLogis Trust and prior thereto Security Capital Industry Trust (the “Company”), and U.S. Bank National Association (as successor in interest to the State Street Bank and Trust Company), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to U.S. $       aggregate principal amount of Notes which are evidenced by the Regulation S Global Note (CUSIP No       ) and held with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by the Restricted Global Note (CUSIP No.      ).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.
Annex B-1

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company, and the Initial Purchasers of the Notes under the Purchase Agreement, dated October 26, 2005, with the Company relating to the Notes.

Dated:		[Insert Name of Transferor]
By:

Name:
Title:
(If the Transferor owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)
Annex B-2

ANNEX C-1
FORM OF TRANSFER CERTIFICATE — NON-GLOBAL
RESTRICTED NOTE TO RESTRICTED GLOBAL NOTE
RESTRICTED GLOBAL NOTE CERTIFICATE
(FOR TRANSFERS PURSUANT TO SECTION 2.5(d) OF THE INDENTURE)
U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn: Specialized Finance
Re: [title of series] of ProLogis (the “Notes”)
Reference is hereby made to the Indenture, dated as of March 1, 1995, as amended by a First Supplemental Indenture dated as of February 9, 2005, a Second Supplemental Indenture dated as of November 2, 2005, and a Third Supplemental Indenture dated as of November 2, 2005 (as so supplemented, the “Indenture”), among ProLogis (formerly ProLogis Trust and prior thereto Security Capital Industry Trust (the “Company”), and U.S. Bank National Association (as successor in interest to the State Street Bank and Trust Company), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to U.S. $        aggregate principal amount of Notes held in certificated form (CUSIP No.     ) by [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Restricted Global Note (CUSIP No.     ).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.
Annex C-1-1

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Notes under the Purchase Agreement, dated October 26, 2005, with the Company relating to the Notes.

Dated:		[Insert Name of Transferor]
By:

Name:
Title:
Annex C-1-2

ANNEX C-2
FORM OF TRANSFER CERTIFICATE — NON-GLOBAL
RESTRICTED NOTE TO REGULATION S GLOBAL NOTE
REGULATION S GLOBAL NOTE CERTIFICATE
(FOR TRANSFERS PURSUANT TO SECTION 2.5(d) OF THE INDENTURE)
U.S. Bank National Association, as Trustee
60 Livingston Avenue
St. Paul, MN 55107
Attn: Specialized Finance
Re: [title of series] of ProLogis (the “Notes”)
Reference is hereby made to the Indenture, dated as of March 1, 1995, as amended by a First Supplemental Indenture dated as of February 9, 2005, a Second Supplemental Indenture dated as of November 2, 2005, and a Third Supplemental Indenture dated as of November 2, 2005 (as so supplemented, the “Indenture”), among ProLogis (formerly ProLogis Trust and prior thereto Security Capital Industry Trust (the “Company”), and U.S. Bank National Association (as successor in interest to the State Street Bank and Trust Company), as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This certificate relates to U.S. $     aggregate principal amount of Notes held in certificated form (CUSIP No.      ) by [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Regulation S Global Note or the Temporary Regulation S Global Note (CUSIP No.      ).
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the “Securities Act”), accordingly the Transferor does hereby further certify that:
(a) the offer of the Notes was not made to a person in the United States;
(b) either:
(i) at the time the buy order was originated,
United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or
(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;
Annex C-2-1

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S under the Securities Act, as applicable; and
(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.
We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers of the Notes under the Purchase Agreement, dated October 26, 2005, with the Company relating to the Notes.

Dated:		[Insert Name of Transferor]
By:

Name:
Title:
Annex C-2-2